UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6465

THE TRAVELERS SERIES TRUST
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  DECEMBER 31
Date of reporting period: DECEMBER 31, 2004

ITEM 1.     REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT
DECEMBER 31, 2004

                                                              [UMBRELLA ART TOP]

                          [UMBRELLA ART BOTTOM]
                  THE TRAVELERS SERIES TRUST:

                  MFS VALUE PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................    1
MANAGER OVERVIEW............................................    2
FUND AT A GLANCE............................................    4
FUND EXPENSES...............................................    5
PERFORMANCE COMPARISON......................................    7
SCHEDULE OF INVESTMENTS.....................................    8
STATEMENT OF ASSETS AND LIABILITIES.........................   13
STATEMENT OF OPERATIONS.....................................   14
STATEMENTS OF CHANGES IN NET ASSETS.........................   15
FINANCIAL HIGHLIGHTS........................................   16
NOTES TO FINANCIAL STATEMENTS...............................   17
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....   22
ADDITIONAL INFORMATION......................................   23
IMPORTANT TAX INFORMATION...................................   26

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the reporting period. Following a robust
4.5% gain in the first quarter of 2004, gross domestic product ("GDP")(i) growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP growth rose to a strong 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is expected.

Turning to the financial markets, stocks in both the U.S. and abroad rallied sharply during the fourth quarter of 2004, helping to produce solid gains for the year. With the uncertainty of the U.S. presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets. The overall bond market also generated positive returns during the fiscal year. This was surprising to many, given the economic expansion and five interest rate(ii) hikes by the Federal Reserve Board ("Fed")(iii).

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUND

As you may be aware, several issues in the mutual fund and variable product industry have recently come under the scrutiny of federal and state regulators. Travelers Life & Annuity and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, revenue sharing, producer compensation and other mutual fund and variable product issues in connection with various investigations. The fund has been informed that Travelers Life & Annuity and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM") and Citicorp Trust Bank ("CTB"), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the "Additional Information" note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 20, 2005

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

MFS VALUE PORTFOLIO

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, the MFS Value Portfolio returned 15.97%. The portfolio underperformed its unmanaged benchmark, the Russell 1000 Value Index,(iv) which returned 16.49% for the same period. The Lipper Variable Large-Cap Value Funds Category Average(2) was 11.53%.

                              PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2004
                                  (UNAUDITED)

                                                              6 MONTHS  12 MONTHS
  MFS Value Portfolio                                           11.83%     15.97%

  Russell 1000 Value Index                                      12.08%     16.49%

  Lipper Variable Large-Cap Value Funds Category Average         8.42%     11.53%

     THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE AND INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PERFORMANCE FIGURES MAY REFLECT REIMBURSEMENTS AND/OR FEE WAIVERS, WITHOUT WHICH THE PERFORMANCE WOULD HAVE BEEN LOWER.

     PORTFOLIO RETURNS ASSUME THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE AND THE DEDUCTION OF ALL FUND EXPENSES.

     Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 83 funds for the six-month period and among the 82 funds for the 12-month period in the fund's Lipper category.

PORTFOLIO POSITIONING

For stock investors 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors, such as corporate spending and earnings growth, triumphed and drove equity markets to solid gains for the year. During the 12-month reporting period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits and war in Iraq. For a time, it seemed these factors would lead to flat or negative annual performance for many investments. But by the last quarter of 2004, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and markets appeared to recognize that both corporate profits and economic growth were up solidly, if not spectacularly, for the year. At MFS(R), we believed that as the year came to a close, the global economy was still in the midst of a sustainable broad-based recovery.

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 82 funds in the fund's Lipper category.
 2

CONTRIBUTORS TO PERFORMANCE

The fund's holdings in the utilities and telecommunications, information technology and consumer staples sectors generated its strongest relative returns during the fiscal year. In the utilities and communications sector, power company TXU CORP. was the fund's strongest relative performer. In addition, the portfolio's holdings in long distance telephone and wireless service company SPRINT CORP. boosted returns.

In the technology sector, a relative underweighting and, to a lesser extent, stock selection helped performance. Underweighting personal computer and printer firm HEWLETT-PACKARD CO. aided results, as its stock declined over the period. Strong stock selection and a relative overweighting in the consumer staples area contributed to performance, as a position in agribusiness giant ARCHER-DANIELS-MIDLAND CO. rose sharply. Strong performing stocks in other sectors included chemical company MONSANTO CO. and Swiss agrichemical firm SYNGENTA AG. Underweighting pharmaceutical firm MERCK & CO., INC., whose stock fell sharply over the period, also aided relative performance as well.

On the other hand, the portfolio's weakest-performing stocks over the period were in leisure, financial services and retailing. In the leisure area, stock selection and, to a lesser extent, a slight overweighting, detracted from relative results. Our positions in media giant VIACOM INC. and newspaper publisher TRIBUNE CO. were the largest detractors in the sector. Stock selection in the financial services sector hurt relative performance as well. The most significant detractor in the sector was home loan provider FANNIE MAE, a stock that was not included in our benchmark. Stock selection in the retailing sector was also a detriment to relative returns.

Other stocks that hurt relative performance included global investment banking firm The GOLDMAN SACHS GROUP INC., pharmaceutical company PFIZER INC., UNION PACIFIC CORP., the MELLON FINANCIAL CORP. and EXXON MOBIL CORP.

The fund's cash position detracted from relative performance as well. As with nearly all mutual funds, this fund holds some cash to buy new holdings and to provide liquidity. In a period when value stocks performed well, cash hurt the fund's performance versus the benchmark, which has no cash position.

Sincerely,

-s- Edward B. Baldini

Edward B. Baldini
Massachusetts Financial Services

-s- Steven R. Gorham

Steven R. Gorham
Massachusetts Financial Services

January 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as a percentage of net assets as of this date were: Bank of America Corp. (4.1%), The Goldman Sachs Group Inc. (3.1%), Altria Group, Inc. (2.7%), MetLife, Inc. (2.5%), Suntrust Banks Inc. (2.3%), Sprint Corp. (2.2%), American Express Co. (2.2%), ConocoPhillips (2.1%), JPMorgan Chase & Co. (2.0%), Fannie Mae (1.9%). Please refer to pages 8 through 12 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings as a percentage of net assets as of December 31, 2004 were: Financials (28.2%); Energy (10.8%); Consumer Staples (10.5%); Industrials (10.1%); Materials (9.4%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ii) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(iv) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates.

--------------------------------------------------------------------------------
 FUND AT A GLANCE (UNAUDITED)

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Financials                                                                  27.9                               28.5
Energy                                                                      10.7                               11.1
Consumer Staples                                                            10.3                                9.5
Industrials                                                                   10                                7.8
Materials                                                                    9.3                                9.4
Consumer Discretionary                                                       8.4                                8.4
Healthcare                                                                   7.6                                8.1
Telecommunication Services                                                   5.3                                5.5
Utilities                                                                    5.2                                5.4
Information Technology                                                       1.6                                2.6
Short-Term Investment                                                        3.7                                3.7

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED)

     EXAMPLE

     As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

     ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

--------------------------------------------------------------------------------
 BASED ON ACTUAL TOTAL RETURN(1)

                                                                                                       EXPENSES
                                                                BEGINNING    ENDING     ANNUALIZED       PAID
                                               ACTUAL TOTAL      ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                 RETURN(2)        VALUE       VALUE       RATIO        PERIOD(3)
------------------------------------------------------------------------------------------------------------------
MFS Value Portfolio                                11.83%       $1,000.00   $1,118.30      0.99%         $5.27
------------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED) (CONTINUED)

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
 BASED ON HYPOTHETICAL TOTAL RETURN(1)

                                                HYPOTHETICAL                                          EXPENSES
                                                 ANNUALIZED    BEGINNING    ENDING     ANNUALIZED       PAID
                                                   TOTAL        ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                   RETURN        VALUE       VALUE       RATIO        PERIOD(2)
-----------------------------------------------------------------------------------------------------------------
MFS Value Portfolio                                 5.00%      $1,000.00   $1,020.16      0.99%         $5.03
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Expenses (net of voluntary fee waiver and/or reimbursement) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS VALUE PORTFOLIO AS OF 12/31/04 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Year Ended 12/31/04                  15.97%
    Five Years Ended 12/31/04             7.19
    7/20/98* through 12/31/04             5.49
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 12/31/04            41.18%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through December 31, 2004. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
(LINE GRAPH)

                                                                    MFS VALUE PORTFOLIO              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
7/20/98                                                                    10000                              10000
12/98                                                                       9506                              10495
12/99                                                                       9979                              11266
12/00                                                                      11135                              12057
12/01                                                                      11247                              11382
12/02                                                                       9769                               9614
12/03                                                                      12173                              12502
12/31/04                                                                   14118                              14563

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 97.5%
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 8.5%
HOTELS, RESTAURANTS & LEISURE -- 0.7%
     9,580    McDonald's Corp. ...........................................    $   307,135
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
     6,950    Hasbro, Inc. ...............................................        134,691
-----------------------------------------------------------------------------------------
MEDIA -- 5.6%
    17,250    Comcast Corp., Special Class A Shares(a)....................        566,490
    49,730    Reed Elsevier PLC...........................................        457,797
     9,290    Time Warner Inc.(a).........................................        180,598
    10,440    Tribune Co. ................................................        439,942
    21,670    Viacom Inc., Class B Shares.................................        788,571
     8,310    The Walt Disney Co. ........................................        231,018
-----------------------------------------------------------------------------------------
                                                                                2,664,416
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.9%
    23,060    The Gap, Inc. ..............................................        487,027
    16,110    The TJX Cos., Inc. .........................................        404,844
-----------------------------------------------------------------------------------------
                                                                                  891,871
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY................................      3,998,113
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 10.5%
BEVERAGES -- 1.1%
    15,050    Diageo PLC..................................................        214,233
     5,480    PepsiCo, Inc. ..............................................        286,056
-----------------------------------------------------------------------------------------
                                                                                  500,289
-----------------------------------------------------------------------------------------
FOOD PRODUCTS -- 5.4%
    34,506    Archer-Daniels-Midland Co. .................................        769,829
     9,850    H.J. Heinz Co. .............................................        384,052
    16,100    Kellogg Co. ................................................        719,026
       895    Nestle SA...................................................        233,359
    18,030    Sara Lee Corp. .............................................        435,244
-----------------------------------------------------------------------------------------
                                                                                2,541,510
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.3%
     9,630    Kimberly-Clark Corp. .......................................        633,750
-----------------------------------------------------------------------------------------
TOBACCO -- 2.7%
    20,680    Altria Group, Inc. .........................................      1,263,548
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES......................................      4,939,097
-----------------------------------------------------------------------------------------
ENERGY -- 10.8%
ENERGY EQUIPMENT & SERVICES -- 1.5%
     3,530    GlobalSantaFe Corp. ........................................        116,878
     9,260    Noble Corp.(a)..............................................        460,592
     1,790    Schlumberger Ltd. ..........................................        119,840
-----------------------------------------------------------------------------------------
                                                                                  697,310
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
OIL & GAS -- 9.3%
    14,600    BP PLC, Sponsored ADR.......................................    $   852,640
    11,580    ConocoPhillips..............................................      1,005,491
     5,390    Devon Energy Corp. .........................................        209,779
     3,310    EOG Resources, Inc. ........................................        236,202
    16,780    Exxon Mobil Corp. ..........................................        860,143
     5,050    Total S.A., Sponsored ADR...................................        554,692
    15,570    Unocal Corp. ...............................................        673,247
-----------------------------------------------------------------------------------------
                                                                                4,392,194
-----------------------------------------------------------------------------------------
              TOTAL ENERGY................................................      5,089,504
-----------------------------------------------------------------------------------------
FINANCIALS -- 28.2%
BANKS -- 9.5%
    41,578    Bank of America Corp. ......................................      1,953,750
    15,760    Mellon Financial Corp. .....................................        490,294
    10,200    PNC Financial Services Group, Inc. .........................        585,888
    14,840    SunTrust Banks, Inc. .......................................      1,096,379
     5,590    Wells Fargo & Co. ..........................................        347,418
-----------------------------------------------------------------------------------------
                                                                                4,473,729
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 12.4%
    18,150    American Express Co. .......................................      1,023,116
    12,860    Fannie Mae..................................................        915,761
     2,600    Franklin Resources, Inc. ...................................        181,090
     6,590    Freddie Mac.................................................        485,683
    14,130    The Goldman Sachs Group, Inc. ..............................      1,470,085
    24,670    JPMorgan Chase & Co. .......................................        962,377
     2,800    Lehman Brothers Holdings Inc. ..............................        244,944
     8,550    MBNA Corp. .................................................        241,024
     6,030    Merrill Lynch & Co., Inc. ..................................        360,413
-----------------------------------------------------------------------------------------
                                                                                5,884,493
-----------------------------------------------------------------------------------------
INSURANCE -- 6.3%
     6,510    AFLAC, Inc. ................................................        259,358
    17,410    The Allstate Corp. .........................................        900,445
     2,910    The Chubb Corp. ............................................        223,779
     5,890    The Hartford Financial Services Group, Inc. ................        408,236
    28,780    MetLife, Inc. ..............................................      1,165,878
-----------------------------------------------------------------------------------------
                                                                                2,957,696
-----------------------------------------------------------------------------------------
              TOTAL FINANCIALS............................................     13,315,918
-----------------------------------------------------------------------------------------
HEALTHCARE -- 7.7%
HEALTHCARE EQUIPMENT & SUPPLIES -- 0.5%
     6,760    Baxter International, Inc. .................................        233,490
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.2%
    12,500    Abbott Laboratories.........................................    $   583,125
     1,820    Eli Lilly and Co. ..........................................        103,285
    13,940    Johnson & Johnson...........................................        884,075
    22,540    Merck & Co., Inc. ..........................................        724,436
     4,460    Novartis AG.................................................        223,977
     5,820    Pfizer Inc. ................................................        156,500
     2,750    Roche Holding AG............................................        315,491
     9,960    Wyeth.......................................................        424,196
-----------------------------------------------------------------------------------------
                                                                                3,415,085
-----------------------------------------------------------------------------------------
              TOTAL HEALTHCARE............................................      3,648,575
-----------------------------------------------------------------------------------------
INDUSTRIALS -- 10.1%
AEROSPACE & DEFENSE -- 4.0%
    13,750    Lockheed Martin Corp. ......................................        763,812
    12,650    Northrop Grumman Corp. .....................................        687,654
     4,050    United Technologies Corp. ..................................        418,568
-----------------------------------------------------------------------------------------
                                                                                1,870,034
-----------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS -- 0.0%
       460    CNF Inc. ...................................................         23,046
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.8%
    10,140    Masco Corp. ................................................        370,414
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
     3,700    Fiserv, Inc.(a).............................................        148,703
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.8%
     4,420    Cooper Industries, Ltd., Class A Shares.....................        300,074
     7,600    Emerson Electric Co. .......................................        532,760
-----------------------------------------------------------------------------------------
                                                                                  832,834
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.0%
       450    Tyco International Ltd. ....................................         16,083
-----------------------------------------------------------------------------------------
MACHINERY -- 1.7%
     6,880    Deere & Co. ................................................        511,872
     1,870    Finning International Inc. .................................         54,386
     1,220    Illinois Tool Works Inc. ...................................        113,070
     3,490    Sandvik AB..................................................        140,217
-----------------------------------------------------------------------------------------
                                                                                  819,545
-----------------------------------------------------------------------------------------
ROAD & RAIL -- 1.5%
    10,270    Burlington Northern Santa Fe Corp. .........................        485,874
     3,340    Union Pacific Corp. ........................................        224,615
-----------------------------------------------------------------------------------------
                                                                                  710,489
-----------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS...........................................      4,791,148
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 1.6%
COMPUTERS & PERIPHERALS -- 0.6%
     9,310    Hewlett-Packard Co. ........................................        195,231
       900    International Business Machines Corp. ......................         88,722
-----------------------------------------------------------------------------------------
                                                                                  283,953
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 1.0%
    17,780    Accenture Ltd., Class A Shares(a)...........................    $   480,060
-----------------------------------------------------------------------------------------
SOFTWARE -- 0.0%
        48    Computer Associates International, Inc. ....................          1,491
-----------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY................................        765,504
-----------------------------------------------------------------------------------------
MATERIALS -- 9.4%
CHEMICALS -- 7.2%
     9,220    Air Products & Chemicals, Inc. .............................        534,483
     9,710    The Dow Chemical Co. .......................................        480,742
    12,830    E.I. du Pont de Nemours & Co. ..............................        629,312
     8,920    Monsanto Co. ...............................................        495,506
    11,730    PPG Industries, Inc. .......................................        799,517
     2,080    Praxair, Inc. ..............................................         91,832
     3,830    Syngenta AG(a)..............................................        405,490
-----------------------------------------------------------------------------------------
                                                                                3,436,882
-----------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.4%
     9,990    Smurfit-Stone Container Corp.(a)............................        186,613
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.8%
     3,800    Bowater Inc. ...............................................        167,086
    15,950    International Paper Co. ....................................        669,900
-----------------------------------------------------------------------------------------
                                                                                  836,986
-----------------------------------------------------------------------------------------
              TOTAL MATERIALS.............................................      4,460,481
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 5.4%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.1%
    42,370    Sprint Corp. ...............................................      1,052,894
    21,470    Verizon Communications Inc. ................................        869,750
-----------------------------------------------------------------------------------------
                                                                                1,922,644
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.3%
   233,960    Vodafone Group PLC..........................................        633,128
-----------------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES............................      2,555,772
-----------------------------------------------------------------------------------------
UTILITIES -- 5.3%
ELECTRIC UTILITIES -- 4.9%
     5,490    Cinergy Corp. ..............................................        228,549
    11,130    Dominion Resources, Inc. ...................................        753,946
     7,030    Energy East Corp. ..........................................        187,560
     3,380    Entergy Corp. ..............................................        228,454
     3,080    Exelon Corp. ...............................................        135,736
     2,190    FirstEnergy Corp. ..........................................         86,527
       940    FPL Group, Inc. ............................................         70,265
     4,230    PPL Corp. ..................................................        225,374
     1,830    Public Service Enterprise Group Inc. .......................         94,739
     4,650    TXU Corp. ..................................................        300,204
-----------------------------------------------------------------------------------------
                                                                                2,311,354
-----------------------------------------------------------------------------------------
GAS UTILITIES -- 0.2%
     2,250    KeySpan Corp. ..............................................         88,762
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
WATER UTILITIES -- 0.2%
     4,120    Nalco Holding Co.(a)........................................    $    80,422
-----------------------------------------------------------------------------------------
              TOTAL UTILITIES.............................................      2,480,538
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $37,889,646)....................     46,044,650
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT
-----------------------------------------------------------------------------------------
SHORT TERM INVESTMENT -- 3.7%
$1,758,000    Federal National Mortgage Association Discount Notes, zero coupon bond to yield 1.25% due 1/3/05
                (Cost -- $1,757,878)......................................      1,757,878
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 101.2% (Cost -- $39,647,524*)..........     47,802,528
              Liabilities in Excess of Other Assets -- (1.2%).............       (550,125)
-----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%..................................    $47,252,403
-----------------------------------------------------------------------------------------

(a) Non-income producing security.
*  Aggregate cost for federal income tax purposes is $39,802,555.

   Abbreviation used in this schedule:
   -----------------------------------
   ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2004

ASSETS:
  Investments, at value (Cost -- $39,647,524)...............  $47,802,528
  Cash......................................................          585
  Dividends and interest receivable.........................       81,793
  Receivable from administrator.............................       15,154
  Receivable for Fund shares sold...........................        1,975
  Receivable for open forward foreign currency contracts
     (Notes 1 and 3)........................................           12
  Prepaid expense...........................................        8,414
-------------------------------------------------------------------------
  TOTAL ASSETS..............................................   47,910,461
-------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................      583,827
  Investment advisory fee payable...........................       27,290
  Trustees' fees payable....................................        2,000
  Payable for open forward foreign currency contracts (Notes
     1 and 3)...............................................           86
  Accrued expenses..........................................       44,855
-------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      658,058
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $47,252,403
-------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital (Note 4)..................................  $39,047,409
  Undistributed net investment income.......................          908
  Accumulated net realized gain on investment
     transactions...........................................       48,233
  Net unrealized appreciation of investments and foreign
     currencies.............................................    8,155,853
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $47,252,403
-------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    3,835,283
-------------------------------------------------------------------------
NET ASSET VALUE.............................................       $12.32
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
  Dividends.................................................  $  894,663
  Interest..................................................      12,461
  Less: Foreign withholding tax.............................      (8,539)
------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................     898,585
------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)..........................     293,439
  Audit and legal...........................................      40,859
  Custody...................................................      37,861
  Shareholder communications................................      24,619
  Administration fee (Note 2)...............................      23,475
  Pricing fees..............................................      11,266
  Trustees' fees............................................       9,673
  Transfer agency services (Note 2).........................       2,500
  Other.....................................................       2,731
------------------------------------------------------------------------
  TOTAL EXPENSES............................................     446,423
  Less: Fee waiver and expense reimbursement (Notes 2 and
     6).....................................................     (56,897)
------------------------------------------------------------------------
  NET EXPENSES..............................................     389,526
------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................     509,059
------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES (NOTES 1 AND 3):
  Realized Gain (Loss) From:
     Investment transactions................................   2,337,715
     Foreign currency transactions..........................        (392)
------------------------------------------------------------------------
  NET REALIZED GAIN.........................................   2,337,323
------------------------------------------------------------------------
  Net Change in Unrealized Appreciation/Depreciation From:
     Investments............................................   3,327,311
     Foreign currencies.....................................         339
------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF
     INVESTMENTS AND FOREIGN CURRENCIES.....................   3,327,650
------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES..............   5,664,973
------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $6,174,032
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

                                                                 2004          2003
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   509,059   $   486,498
  Net realized gain.........................................    2,337,323       268,945
  Net change in unrealized appreciation/depreciation........    3,327,650     7,155,432
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    6,174,032     7,910,875
---------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (510,816)     (493,786)
  Net realized gains........................................     (389,047)           --
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (899,863)     (493,786)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................    9,087,552     5,804,112
  Net asset value of shares issued for reinvestment of
     dividends and distributions............................      899,863       493,786
  Cost of shares reacquired.................................   (8,137,170)   (4,566,914)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    1,850,245     1,730,984
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................    7,124,414     9,148,073
NET ASSETS:
  Beginning of year.........................................   40,127,989    30,979,916
---------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $47,252,403   $40,127,989
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........         $908        $3,057
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                                 2004       2003       2002      2001(1)    2000(1)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........     $10.83      $8.80     $10.83     $10.89      $9.93
---------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................       0.14       0.13       0.12       0.11       0.11
  Net realized and unrealized gain (loss)...       1.59       2.04      (1.53)     (0.00)*     1.02
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........       1.73       2.17      (1.41)      0.11       1.13
---------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................      (0.14)     (0.14)     (0.21)     (0.08)     (0.08)
  Net realized gains........................      (0.10)        --      (0.41)     (0.09)     (0.09)
---------------------------------------------------------------------------------------------------
Total Dividends and Distributions...........      (0.24)     (0.14)     (0.62)     (0.17)     (0.17)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................     $12.32     $10.83      $8.80     $10.83     $10.89
---------------------------------------------------------------------------------------------------
TOTAL RETURN(2).............................      15.97%     24.61%    (13.14)%     1.00%     11.59%
---------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............    $47,252    $40,128    $30,980    $32,295    $23,326
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................       1.00%      1.00%      1.00%      1.00%      1.00%
  Net investment income.....................       1.30       1.44       1.38       1.01       1.05
---------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................         47%        57%        60%       123%        54%
---------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3) The Travelers Insurance Company has agreed to reimburse the Fund for certain expenses for the years ended December 31, 2004, 2003, 2002, 2001 and 2000, respectively. In addition, Smith Barney Fund Management LLC voluntarily waived a portion of its fee for the year ended December 31, 2004. If such expenses were not voluntarily reimbursed and/or fees waived, the actual expense ratios would have been 1.14%, 1.08%, 1.13%, 1.11% and 1.07% for the years ended December 31, 2004, 2003, 2002, 2001 and 2000, respectively.

(4) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     MFS Value Portfolio ("Fund") is a separate investment fund of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (A) INVESTMENT VALUATION. Securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the mean between the closing bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges. Securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund's Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

     (B) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

     (C) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

     (D) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     (E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (F) FEDERAL AND OTHER TAXES. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (G) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $392 has been reclassified between undistributed net investment income and accumulated net realized gain on investment transactions as a result of permanent differences attributable to foreign currency transactions treated as ordinary income for tax purposes. These reclassifications have no effect on net assets or net asset value per share.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund paid TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the Fund's average daily net assets up until August 31, 2004. This fee is calculated daily and paid monthly.

     Effective September 1, 2004, the investment advisory fee paid by the Fund to TAMIC changed to the following:

                                                                INVESTMENT
                                                                 ADVISORY
AVERAGE DAILY NET ASSETS                                         FEE RATE
--------------------------------------------------------------------------
First $600 million..........................................      0.750%
Next $300 million...........................................      0.725%
Next $600 million...........................................      0.700%
Next $1 billion.............................................      0.675%
Over $2.5 billion...........................................      0.625%
--------------------------------------------------------------------------

     TAMIC has entered into a sub-advisory agreement with Massachusetts Financial Services ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for the Fund. TAMIC paid MFS 0.375% of the Fund's average daily net assets up until August 31, 2004.

     Effective September 1, 2004, the sub-advisory fee paid by TAMIC to MFS changed to the following:

                                                                SUB-ADVISORY
AVERAGE DAILY NET ASSETS                                          FEE RATE
----------------------------------------------------------------------------
First $600 million..........................................       0.375%
Next $300 million...........................................       0.350%
Next $600 million...........................................       0.325%
Next $1 billion.............................................       0.300%
Over $2.5 billion...........................................       0.250%
----------------------------------------------------------------------------

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Fund. The Fund pays TIC an administration fee calculated at an annual rate of 0.06% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the Fund's average daily net assets, plus $30,000, subject to a maximum of 0.06% of the Fund's average daily net assets.

     During the year ended December 31, 2004, the Fund had a contractual expense limitation in place of 1.00%. As a result, TIC has agreed to reimburse the Fund for expenses in the amount of $55,171. This expense limitation is renewed annually and can be terminated at any time by TIC with 60 days' notice. In addition, during the year ended December 31, 2004, SBFM voluntarily waived a portion of its fee in the amount of $1,726.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. For the year ended December 31, 2004, the Fund paid transfer agent fees of $2,500 to CTB.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENTS

     During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were substantially as follows:

-------------------------------------------------------------------------
Purchases...................................................  $19,636,739
Sales.......................................................   18,296,254
-------------------------------------------------------------------------

     At December 31, 2004, aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

------------------------------------------------------------------------
Gross unrealized appreciation...............................  $8,371,391
Gross unrealized depreciation...............................    (371,418)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $7,999,973
------------------------------------------------------------------------

     At December 31 2004, the Fund had the following open forward foreign currency contracts. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                        LOCAL      MARKET     SETTLEMENT    UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACTS                     CURRENCY     VALUE        DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
TO BUY:
British Pound......................................      9,135     $17,502      1/4/05         $  9
Canadian Dollar....................................      1,074         892      1/4/05            3
Swedish Krona......................................     10,791       1,618      1/4/05          (13)
Swiss Franc........................................     19,105      16,744      1/3/05          (73)
-------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign
  Currency Contracts...............................                                            $(74)
-------------------------------------------------------------------------------------------------------

     4.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2004    DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------
Shares sold.................................................         783,205               629,956
Shares issued on reinvestment...............................          72,951                45,825
Shares reacquired...........................................        (727,251)             (490,506)
------------------------------------------------------------------------------------------------------
Net Increase................................................         128,905               185,275
------------------------------------------------------------------------------------------------------

     5.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the fiscal years ended December 31, was as follows:

                                                                      2004                 2003
------------------------------------------------------------------------------------------------------
Ordinary income.............................................        $510,816             $493,786
Long-term capital gains.....................................         389,047                   --
------------------------------------------------------------------------------------------------------
Total distributions paid....................................        $899,863             $493,786
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------------------------------
Undistributed ordinary income...............................  $      834
Undistributed long-term capital gains.......................     203,264
------------------------------------------------------------------------
Total undistributed earnings................................     204,098
Other book/tax temporary differences........................          74*
Unrealized appreciation.....................................   8,000,822**
------------------------------------------------------------------------
Total accumulated earnings..................................  $8,204,994
------------------------------------------------------------------------

* Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts.

** The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

     The Fund is liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. The actual amount of the liability is not yet determinable. However, the Fund has been indemnified by SBFM for any associated excise tax liability as well as any interest and penalties or any other costs. Accordingly, the Fund's net asset value will not be impacted by the outcome of this matter.

     6.  ADDITIONAL INFORMATION

     In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank ("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

     In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

     CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of revenue received by Citigroup relating to the revenue guarantee.

     In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

     Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

     Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

     Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  SUBSEQUENT EVENT

     On January 31, 2005, Citigroup announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TAMIC currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

     In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Value Portfolio of The Travelers Series Trust ("Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio of the Travelers Series Trust as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                     /s/ KPMG LLP

New York, New York
February 18, 2005

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust's administrator at 1-800-842-9368.

                                               TERM OF                                        NUMBER OF
                                            OFFICE(1) AND                                   PORTFOLIOS IN
                              POSITION(S)      LENGTH                                       FUND COMPLEX             OTHER
NAME, ADDRESS                  HELD WITH       OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY       BOARD MEMBERSHIPS
AND BIRTH YEAR                   FUND          SERVED              PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES:
 Frances M. Hawk CFA, CFP     Trustee       Since 1991      Private Investor                   5            Board of Managers of 6
 108 Oxford Hill Lane                                                                                       Variable Annuity
 Downingtown, PA                                                                                            Separate Accounts of TIC
 Birth Year: 1948


 Lewis Mandell                Trustee       Since 1990      Professor, University of           5            Delaware North Corp.;
 160 Jacobs Hall                                            Buffalo                                         Board of Managers of 6
 Buffalo, NY                                                                                                Variable Annuity
 Birth Year: 1943                                                                                           Separate Accounts of TIC


 Robert E. McGill, III        Trustee       Since 1990      Retired                            5            Lydall Inc.; Board of
 295 Hancock Road                                                                                           Managers of 6 Variable
 Williamstown, MA                                                                                           Annuity Separate
 Birth Year: 1931                                                                                           Accounts of The
                                                                                                            Travelers Insurance Co.
                                                                                                            ("TIC")


 INTERESTED TRUSTEE:
 R. Jay Gerken, CFA(2)        Chairman,     Since 2002      Managing Director of Citigroup    219           Chairman, Board of
 Citigroup Asset Management   President,                    Global Markets ("CGM");                         Managers of 6 Variable
 ("CAM")                      Chief                         Chairman, President and Chief                   Annuity Separate
 399 Park Avenue, 4th Floor   Executive                     Executive Officer of Smith                      Accounts of TIC
 New York, NY 10022           Officer and                   Barney Fund Management LLC
 Birth Year: 1951             Trustee                       ("SBFM"), Travelers Investment
                                                            Adviser, Inc. ("TIA") and Citi
                                                            Fund Management Inc. ("CFM");
                                                            President and Chief Executive
                                                            Officer of certain mutual
                                                            funds associated with
                                                            Citigroup Inc. ("Citigroup");
                                                            formerly, Portfolio Manager of
                                                            Smith Barney Allocation Series
                                                            Inc. (from 1996 to 2001) and
                                                            Smith Barney Growth and Income
                                                            Fund (from 1996 to 2000)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                        NUMBER OF
                                               OFFICE(1) AND                                   PORTFOLIOS IN
                               POSITION(S)        LENGTH                                        FUND COMPLEX          OTHER
NAME, ADDRESS                   HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     BOARD MEMBERSHIPS
AND BIRTH YEAR                     FUND           SERVED              PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 OFFICERS:
 Andrew B. Shoup              Senior Vice      Since 2004      Director of CAM; Senior Vice      N/A                   N/A
 CAM                          President and                    President and Chief
 125 Broad Street, 11th       Chief                            Administrative Officer of
 Floor                        Administrative                   mutual funds associated with
 New York, NY 10004           Officer                          Citigroup; Treasurer of
 Birth Year: 1956                                              certain mutual funds
                                                               associated with Citigroup;
                                                               Head of International Funds
                                                               Administration of CAM (from
                                                               2001 to 2003); Director of
                                                               Global Funds Administration of
                                                               CAM (from 2000 to 2001); Head
                                                               of U.S. Citibank Funds
                                                               Administration of CAM (from
                                                               1998 to 2000)


 Kaprel Ozsolak               Chief            Since 2004      Vice President of CGM; Chief      N/A                   N/A
 CAM                          Financial                        Financial Officer and
 125 Broad Street, 11th       Officer and                      Treasurer of certain mutual
 Floor                        Treasurer                        funds associated with
 New York, NY 10004                                            Citigroup; Controller of
 Birth Year: 1965                                              certain mutual funds
                                                               associated with Citigroup
                                                               (from 2002 to 2004)


 William D. Wilcox            Chief             Since          Counsel and Chief Compliance      N/A                   N/A
 One Cityplace                Compliance         2004          Officer (since 1999), TIC;
 Hartford, CT                 Officer                          Chief Anti-Money Laundering
 Birth Year: 1964                                              Compliance Officer (since
                                                               2002), 6 Variable Annuity
                                                               Separate Accounts of TIC;
                                                               Chief Compliance Officer
                                                               (since 2004), 5 Mutual Funds
                                                               and 6 variable separate
                                                               accounts sponsored by TIC

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                        NUMBER OF
                                               OFFICE(1) AND                                   PORTFOLIOS IN
                               POSITION(S)        LENGTH                                        FUND COMPLEX          OTHER
NAME, ADDRESS                   HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     BOARD MEMBERSHIPS
AND BIRTH YEAR                     FUND           SERVED              PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------


 Andrew Beagley               Chief Anti-       Since          Director of CGM (since 2000);     N/A                   N/A
 CAM                          Money              2002          Director of Compliance, North
 399 Park Avenue, 4th Floor   Laundering                       America, CAM (since 2000);
 New York, NY 10022           Compliance                       Chief Anti-Money Laundering
 Birth Year: 1962             Officer                          Compliance Officer, Chief
                                                               Compliance Officer and Vice
                                                               President of certain mutual
                                                               funds associated with
                                                               Citigroup; Director of
                                                               Compliance, Europe, the Middle
                                                               East and Africa, CAM (from
                                                               1999 to 2000); Compliance
                                                               Officer, SBFM, CFM, TIA,
                                                               Salomon Brothers Asset
                                                               Management Limited, Smith
                                                               Barney Global Capital
                                                               Management Inc.


 Kathleen A. McGah            Secretary        Since 2004      Deputy General Counsel of TIC;    N/A                   N/A
 Travelers Life & Annuity                                      Assistant secretary of 5
 One Cityplace                                                 mutual funds and 6 variable
 Hartford, CT 06103                                            separate accounts sponsored by
 Birth Year: 1950                                              TIC (from 1995 to 2004)


 Ernest J. Wright             Assistant        Since 2004      Vice President and Secretary      N/A                   N/A
 Travelers Life & Annuity     Secretary                        of TIC; secretary of 5 mutual
 One Cityplace                                                 funds and 6 variable separate
 Hartford, CT 06103                                            accounts sponsored by TIC
 Birth Year: 1940                                              (from 1994 to 2004)

---------------

(1) Each Trustee and officer serves until his or her respective successor has been duly elected and qualified.

(2) Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is Managing Director of CGM, an indirect wholly-owned subsidiary of Citigroup, and his ownership shares and options to purchase shares of Citigroup, the indirect parent of TIC.

--------------------------------------------------------------------------------
 IMPORTANT TAX INFORMATION (UNAUDITED)

The following information is provided with respect to the ordinary income and capital gain distributions paid by the Trust during the taxable year ended December 31, 2004.

--------------------------------------------------------------------------------------
Record Date.................................................    6/24/2004   12/27/2004
Payable Date................................................    6/25/2004   12/28/2004
--------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends
  Received Deduction for Corporations.......................       100.00%      100.00%
--------------------------------------------------------------------------------------
Interest from Federal Obligations...........................           --         1.12%
--------------------------------------------------------------------------------------
Long-term Capital Gain Distributions Paid Per Share.........           --       0.1038
--------------------------------------------------------------------------------------

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

TRUSTEES
R. Jay Gerken, CFA
  Chairman
Frances M. Hawk,
CFA, CFP
Lewis Mandell
Robert E. McGill,
III


                         INVESTMENT ADVISER
OFFICERS
R. Jay Gerken, CFA                Travelers Asset Management International Company LLC
President and
Chief Executive                   ADMINISTRATOR
Officer
                                  The Travelers Insurance Company
Andrew B. Shoup
Senior Vice
President and                     CUSTODIAN
Chief Administrative
Officer
                                  State Street Bank and Trust Company
Kaprel Ozsolak
Chief Financial                   TRANSFER AGENT
Officer
and Treasurer
                                  Citicorp Trust Bank, fsb.
William D. Wilcox
Chief Compliance
Officer

Andrew Beagley
Chief Anti-Money
Laundering
Compliance Officer

Kathleen A. McGah
Secretary

Ernest J. Wright
Assistant Secretary

The Fund is a separate investment fund of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of variable annuity and life contract owners and is not an offer of shares of The Travelers Series Trust: MFS Value Portfolio and is not for use with the general public.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund's website at www.citigroupAM.com and (3) on the Sec's website at www.sec.gov.

Series Trust Annual (2-05) Printed in U.S.A.

ITEM 2.     CODE OF ETHICS.

            The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

            The Board of Trustees of the registrant has determined that Robert
            E. McGill, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. McGill as the Audit Committee's financial expert. Mr. McGill is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.     Principal Accountant Fees and Services

      (a) Audit Fees for The Travelers Series Trust were $276,000 and $276,000 for the years ended 12/31/04 and 12/31/03.

      (b) Audit-Related Fees for The Travelers Series Trust were $0 and $0 for the years ended 12/31/04 and 12/31/03.

      (c) Tax Fees for The Travelers Series Trust of $36,400 and $36,400 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Travelers Series Trust.

      (d) All Other Fees for The Travelers Series Trust of $0 and $0 for the years ended 12/31/04 and 12/31/03.

      (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

            The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

            The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
            (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

            Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

            (2) For The Travelers Series Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

      (f)   N/A

      (g) Non-audit fees billed by the Accountant for services rendered to Travelers Series Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Travelers Series Trust. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled "additional information" were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

      (h) Yes. The Travelers Series Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Travelers Series Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.     [RESERVED]

ITEM 9.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            Not applicable.

ITEM 10.    CONTROLS AND PROCEDURES.

            (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

            (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11.    EXHIBITS.

            (a)   Code of Ethics attached hereto.

            Exhibit 99.CODE ETH

            (b)   Attached hereto.

            Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

            Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

THE TRAVELERS SERIES TRUST

By:  /s/ R. Jay Gerken
     (R. Jay Gerken)
     Chief Executive Officer of
     THE TRAVELERS SERIES TRUST

Date: March 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      THE TRAVELERS SERIES TRUST

Date: March 9, 2005

By:   /s/ KAPREL OZSOLAK
      (KAPREL OZSOLAK)
      Chief Financial Officer of
      THE TRAVELERS SERIES TRUST

Date: March 9, 2005